                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                          Maxwell Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                     [LOGO]

                           MAXWELL TECHNOLOGIES, INC.
                               9244 BALBOA AVENUE
                               SAN DIEGO, CA 92123

                                 ---------------

                NOTICE OF THE 2001 ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 27, 2001

                                 ---------------

To the Shareholders of
Maxwell Technologies, Inc.

    The 2001 Annual Meeting of Shareholders of Maxwell Technologies, Inc., a Delaware corporation (the "Company"), will be held on April 27, 2001 at 10:00 A.M., local time, at the Mission Valley Marriott, 8757 Rio San Diego Drive, San Diego, California for the following purposes, all as more fully set forth in the accompanying Proxy Statement:

     1. To elect Mark Rossi and Jean Lavigne as directors of the Company in Class II, to serve until the 2004 annual meeting of shareholders and until their successors shall have been duly elected and qualified.

     2. To consider and approve an amendment to the Company's Employee Stock Purchase Plan to increase the maximum number of shares reserved for purchase thereunder by 250,000 shares.

     3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on March 14, 2001 as the record date for determining shareholders entitled to notice of and to vote at the meeting and any adjournment or adjournments thereof.

                                            By Order of the Board of Directors,


                                            Donald M. Roberts
                                            Secretary

Dated:  March 20, 2001

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

                           MAXWELL TECHNOLOGIES, INC.

                               9244 BALBOA AVENUE
                           SAN DIEGO, CALIFORNIA 92123

                                 ---------------

                   PROXY STATEMENT FOR THE 2001 ANNUAL MEETING
                  OF SHAREHOLDERS TO BE HELD ON APRIL 27, 2001

                                 ---------------

                               GENERAL INFORMATION

     This Proxy Statement is being mailed on or about March 20, 2001 to the shareholders of Maxwell Technologies, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies on behalf of the Board of Directors of the Company to be used at the 2001 Annual Meeting of the Shareholders of the Company to be held on April 27, 2001 (the "Meeting") and any adjournment or adjournments thereof. Any proxy given may be revoked at any time prior to the exercise of the powers conferred by it by filing with the Secretary of the Company a written notice signed by the shareholder revoking such proxy or a duly executed proxy bearing a later date. In addition, the powers conferred by such proxy may be suspended if the person executing the proxy is present at the meeting and elects to vote in person. All shares represented by each properly executed and unrevoked proxy received in time for the Meeting will be voted (unless otherwise indicated thereon) in the manner specified therein at the Meeting and any adjournment or adjournments thereof.

     The Company will pay the expenses of soliciting proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of shares. In addition to the use of the mails, some of the Company's directors, officers and regular employees, without extra compensation, may solicit proxies by telephone, personal interview, or other means.

     The Company's annual report on Form 10-K for the fiscal year ended December 31, 2000 ("fiscal 2000"), as filed with the U.S. Securities and Exchange Commission is being mailed to shareholders concurrently with the mailing of this Notice of Annual Meeting and Proxy Statement. The Form 10-K contains, among other things, financial information regarding the Company and a discussion of developments in the Company's business during fiscal 2000.

                                  VOTING RIGHTS

     The close of business on March 14, 2001 (the "Record Date") has been fixed by the Board of Directors as the record date for determining shareholders entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. On the Record Date, there were outstanding 10,016,150 shares of the Company's Common Stock, $.10 par value ("Common Stock"), all of one class and all of which are entitled to be voted at the Meeting. Holders of such issued and outstanding shares of Common Stock are entitled to one vote for each share held by them.

     The holders of record of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business. As to all matters, each shareholder is entitled to one vote for each share of Common Stock held. Under Delaware law, abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors and the other matter specified in the foregoing notice for the Meeting.

     With regard to the election of directors, the two nominees who receive the greatest number of votes will be elected to the Board. Shareholders are not entitled to cumulate votes. Votes against a candidate, votes withheld and abstentions have no legal effect in the election of directors. In matters other than the election of directors, the matter must be approved by a majority of the votes cast on the matter. Under Delaware law and the Company's bylaws, abstentions are counted as votes cast, and therefore have the same effect as votes against a matter. Broker non-votes, on the other hand, are not considered to be votes cast and have no effect on the outcome of a matter.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's common stock by (i) each person (or group of affiliated persons) known by the Company to beneficially own more than five percent of the outstanding shares of common stock; and (ii) each director of the Company, (iii) each of the Named Executive Officers, and (iv) all directors and executive officers of the Company as a group. Information for the officers and directors is as of December 31, 2000. The address for each individual is 9244 Balboa Avenue, San Diego, CA 92123.


                                                                                      TOTAL
                                                                                    BENEFICIAL               %
NAME AND ADDRESS OF BENEFICIAL OWNER                                               OWNERSHIP (1)        OWNERSHIP (2)
-----------------------------------------------------------------------------    ----------------   -----------------
Security Management Company, LLC..........................................         1,001,000             10.1%
   700 S.W. HARRISON STREET, TOPEKA, KS  66636-0001

Van Den Berg Management...................................................           596,210              6.0%
   1301 CAPITOL OF TEXAS HWY, SUITE B-228, AUSTIN, TX  78746

Carlton J. Eibl...........................................................           124,717 (3)          1.3%
John Werderman............................................................            69,695 (3)           *
Richard D. Balanson.......................................................            65,333 (3)           *
Vickie L. Capps...........................................................            64,456 (3)           *
Ted Toch..................................................................            55,500 (3)           *
Kenneth F. Potashner......................................................           328,252 (3)          3.3%
Robert Guyett.............................................................            18,000 (3)           *
Mark Rossi................................................................            23,000 (3)           *
Jean Lavigne..............................................................            10,000 (3)           *
All directors and executive officers as a group (10 persons)..............           799,103 (3)          7.7%
----------------
  *Less than one percent.


(1) Information with respect to beneficial ownership is based on information furnished to the Company by each shareholder included in the table or included in filings with the Securities and Exchange Commission. The Company understands that each person in the table has sole voting and investment power for shares beneficially owned by such person, subject to community property laws where applicable.

(2) Shares of common stock subject to options which are currently exercisable or exercisable within 60 days of December 31, 2000, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Percentage of ownership is based on 9,876,591 shares of common stock outstanding on December 31, 2000.

(3) Shares of common stock beneficially owned include options exercisable within 60 days of December 31, 2000 to purchase 90,884 shares granted to Mr. Eibl, 190,948 shares granted to Mr. Potashner, 51,119 shares granted to Mr. Werderman, 55,200 shares granted to Mr. Toch, 48,000 shares granted to Ms. Capps, 57,000 shares granted to Mr. Balanson, 10,000 shares granted to Mr. Guyett, 10,000 shares granted to Mr. Lavigne and 23,000 shares granted to Mr. Rossi and options to purchase 559,439 shares granted to all directors and officers as a group.

                              ELECTION OF DIRECTORS

     The Board of Directors of the Company is divided into three classes, with the terms of office of each class ending in successive years. The term of the directors currently serving in Class II expires with this Annual Meeting of Shareholders. The directors in Class III and Class I will continue in office until their terms expire at the 2002 and 2003 Annual Meeting of Shareholders, respectively. The directors elected in Class II at the Meeting will hold office for a term expiring at the 2004 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

     Holders of Common Stock are entitled to cast one vote for each share held for two nominees for director in Class II. The two nominees receiving the greatest number of votes will be elected director of the Company in Class II. It is intended that the shares represented by the enclosed proxy will be voted, unless otherwise instructed, for the election of the nominees named below. While the Company has no reason to believe that either of the nominees will be unable to stand for election as a director, it is intended that if such an event should occur, such shares will be voted for such substitute nominee as may be selected by the Board of Directors.

     Set forth below is certain information regarding the nominees for director and the other directors of the Company who will continue in office for terms extending beyond the Meeting.


                       NOMINEES FOR ELECTION AS DIRECTORS

                                               PERIOD SERVED AS A DIRECTOR, POSITIONS AND OTHER RELATIONSHIPS
         NAME AND AGE                                    WITH THE COMPANY, AND BUSINESS EXPERIENCE
--------------------------------      ---------------------------------------------------------------------------------
Mark Rossi, 44                        Mr. Rossi was appointed a director of the Company in November 1997 and elected
(Class II)                            to a full term at the Company's Annual Shareholder Meeting in January 1998. Mr.
                                      Rossi is a Senior Managing Director of Cornerstone Equity Investors, L.L.C., a
                                      New York-based private equity firm with assets under management in excess of $1 billion. Prior to the formation of Cornerstone Equity Investors in 1996, Mr.
                                      Rossi was President of Prudential Equity Investors, Inc. Mr. Rossi's industry focus is on technology-related and telecommunications companies. He is a member of the Board of Directors of True Temper, Inc., Novatel Wireless, Inc. and
                                      MCMS, Inc. as well as several privately held companies.

Jean Lavigne, 63                      Mr. Lavigne was appointed a director of the Company in August 1999. Mr. Lavigne
(Class II)                            is Vice President and Country President in France for Motorola, Inc., and he is
                                      President and Chief Executive Officer of Motorola, S.A. Prior to joining Motorola,
                                      Mr. Lavigne was with Digital Equipment Corporation ("DEC") in Europe where he was responsible for Interconnect Technology and served as a member of DEC's European
                                      Government Affairs Team.



                                   DIRECTORS CONTINUING IN OFFICE

                                               PERIOD SERVED AS A DIRECTOR, POSITIONS AND OTHER RELATIONSHIPS
         NAME AND AGE                                    WITH THE COMPANY, AND BUSINESS EXPERIENCE
--------------------------------      ---------------------------------------------------------------------------------
Robert Guyett, 64                     Mr. Guyett was appointed a director in January 2000.  He is a director and
(Class III)                           Treasurer of the Christopher Reeve Paralysis Foundation.  Since 1995, he has
                                      been President and Chief Executive Officer of Crescent Management Enterprises,
                                      and for five years prior thereto, he was a director and Chief Financial Officer of Engelhard Corp.  From 1987-1991, Mr. Guyett was a director and Chief
                                      Financial Officer of Fluor Corporation.  Mr. Guyett is a director of Newport
                                      Corp. and several privately held companies.

Carlton J. Eibl, 40                   Mr. Eibl was appointed a director in July 1998 and named Chief Executive
(Class III)                           Officer and President of the Company in November 1999. From February 1999 until he formally joined the Company on December 1, 1999, Mr. Eibl served as President and
                                      Chief Operating Officer of Stratagene Corporation, a privately held biotechnology company. Prior thereto, Mr. Eibl held various executive positions with
                                      Mycogen Corporation, a diversified, publicly held agribusiness and biotechnology company. Mr. Eibl joined Mycogen in 1993 as Executive Vice
                                      President and General Counsel. In 1995, he was appointed President and Chief
                                      Operating Officer and in 1997 he became Chief Executive Officer. The Dow Chemical
                                      Company acquired Mycogen at the end of 1998.

Kenneth F. Potashner, 43              Mr. Potashner has served as a director since April 1996 and as Chairman since
(Class I)                             April, 1997.  From the time he joined the Company in April 1996 until November
                                      1998, he served Maxwell as President, Chief Executive Officer and Chief
                                      Operating Officer. Since November 1998, Mr. Potashner has served as chief executive officer, chairman of the board and a director of SonicBlue, a digital media company. From 1991 through 1994, he was Vice President, Product
                                      Engineering, for Quantum Corporation. From 1994 to April 1996, he served as
                                      Executive Vice President, Operations, of Conner Peripherals.  Mr. Potashner is
                                      a director of Newport Corp.


BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of five regular and special meetings during fiscal 2000. Each director continuing in office attended more than 75% of the aggregate of (a) the total number of meetings of the Board of Directors and (b) the total number of meetings of all committees of the Board on which he served.

     The Board of Directors has a Compensation Committee that authorizes and reviews officers' compensation. This committee held two meetings during fiscal 2000, and its current members who are continuing in office are Messrs. Rossi, Guyett and Lavigne.

     The Board also has an Audit Committee, the function of which is to assist the full Board in fulfilling its responsibilities with respect to corporate accounting, auditing and reporting practices. In performing such function, the Audit Committee maintains a direct line of communication with the Company's independent auditors. This committee held one meeting during fiscal 2000, and its current members who are continuing, or nominated to continue, in office are Messrs. Rossi, Guyett and Lavigne. The Board of Directors has adopted a written charter for the Audit Committee and that charter is attached to this Proxy Statement as Annex A.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements included in the Company's Annual Report on Form 10-K for fiscal year 2000 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board.

     The committee discussed with the Company's independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors, with and without management present, to discuss the results of the auditors' examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year 2000 for filing with the Securities and Exchange Commission. The committee and the Board have also agreed on the selection of the Company's independent auditors.

                                                    Dated: March 16, 2001

                                                    Mark Rossi
                                                    Robert Guyett
                                                    Jean Lavigne

COMPENSATION OF DIRECTORS

     Each director of the Company (other than Mr. Eibl who receives no compensation other than that received as an officer of the Company) receives compensation of $6,250 per quarter and $1,000 per Board and Committee meeting attended ($500 per Board or Committee telephonic meeting in which such director participates).

     The Board has adopted the Maxwell Technologies, Inc. 1999 Director Stock Option Plan (the "Director Option Plan") which authorizes the granting of ten-year options to purchase an aggregate of 100,000 shares of the Company's Common Stock to non-employee directors of the Company during the term of the Director Option Plan, which expires in 2009. Under the Director Option Plan, each eligible director automatically receives options to purchase 10,000 shares of Company Common Stock on the first business day following such director's initial Annual Shareholders' Meeting of the Company, and options to purchase 3,000 shares following subsequent Annual Shareholders' Meetings. The Director Option Plan also gives the Board the discretion to approve special options to eligible directors. The option price per share is the fair market value based on the public trading price of such shares on the date of grant. Options granted to directors vest in full on the first anniversary of the date of grant.

     The Company maintains the Maxwell Technologies, Inc. 1994 Director Stock Purchase Plan (the "Director Purchase Plan"), under which directors, other than those who are full-time employees of the Company, have the opportunity to purchase directly from the Company shares of Common Stock at 100% of the public trading price of the shares. The Company also makes available to eligible directors the opportunity to purchase stock under the Director Purchase Plan with an advance of up to two years of their quarterly directors' fee, subject to the obligation to repay any unearned fee if any such director should leave the Board. An aggregate of 100,000 shares have been authorized for purchase by directors under the plan. The Director Purchase Plan authorizes purchases by eligible directors from and after January 1, 1995, the effective date of the plan, until the earlier of ten years thereafter or the issuance of all shares authorized for purchase. As of December 31, 2000, 47,826 shares remain available for purchase under the Director Purchase Plan.

                         PROPOSAL TO AMEND THE COMPANY'S
                          EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors has adopted, subject to shareholder approval, an amendment to the Maxwell Technologies, Inc. 1994 Employee Stock Purchase Plan (the "Stock Purchase Plan") which provides for an increase of 250,000 shares in the number of shares authorized for purchase under such plan. The Stock Purchase Plan provides employees with the opportunity to purchase shares of the Company's Common Stock through payroll withholding. A maximum of 400,000 shares were originally authorized for purchases by employees under the Stock Purchase Plan, and on January 30, 2001, the date on which the Board adopted the amendment, only 48,406 shares remained available for purchase. After giving effect to the amendment, a total of 298,406 shares will be available for purchase under the Stock Purchase Plan.

     The Board believes that the Stock Purchase Plan will facilitate a greater interest on the part of the employees in the financial performance of the company as a whole and provide an incentive in line with the interests of the remainder of the Company's shareholders. In addition, the plan will assist the Company in attracting and retaining a skilled and dedicated workforce. The principal features of the Stock Purchase Plan are summarized below.

TERMS AND CONDITIONS OF THE PLAN

     The Stock Purchase Plan authorizes purchases by employees, in accordance with the terms and conditions of such plan, from and after January 1, 1995, the effective date of the plan, until the earlier of ten years following August 30, 1994 (the date of adoption by the Board) or the issuance of all shares authorized for purchase. All employees of the Company, except those who own, directly or by attribution (including shares subject to options), 5% or more of the Company's Common Stock, are eligible to participate.

     Eligible employees have the opportunity to purchase stock during six-month cycles called "offering periods" commencing with the first payroll period in January and July each year. Employees may elect at the beginning of each offering period to have the Company withhold from their paychecks from 1% to 10% of their compensation during the offering period. If a participating employee does not withdraw during the offering period, shares will be issued to the employee at the end of the offering period in such amount as can be purchased with the amount of compensation withheld during such period at a purchase price equal to 85% of the lower of (i) the trading price of the stock on the last trading day of the immediately preceding offering period, and (ii) the trading price of the stock on the last trading day during the offering period.

     Employees may reduce their withholding, or withdraw completely, during an offering period but may not increase their withholding during the offering period. Employees who withdraw completely will receive all amounts withheld during the offering period prior to withdrawal. Termination of employment for any reason during an offering period terminates participation in the Stock Purchase Plan immediately, and all amounts previously withheld during the offering period will be paid to the former employee. Shares may be purchased under the plan by eligible employees only and the right to purchase shares thereunder may not be assigned or transferred.

     Shares purchased by employees under the Stock Purchase Plan are issued directly by the Company in the employee's name and are not subject to trading restrictions. Amounts withheld by the Company under the Plan will be added to the general funds of the Company and used for general corporate purposes. The Company is not required to segregate such withheld amounts. No interest or earnings shall accrue or be paid on amounts withheld.

     No employee will be entitled to purchase stock under the stock Purchase Plan during any one calendar year in excess of $25,000 in market value of the shares. Further, in any one offering period, no participant may purchase a number of shares which is 200% or greater of the number of shares which would have been purchased if the purchase price were 85% of the trading price of the stock on the last trading day preceding such offering period. The Stock Purchase Plan will be administered by the Board of Directors, and the Board has the discretion to establish a maximum number of shares which may be purchased by employees during a particular offering period. The Board has the power to amend or terminate the Stock Purchase Plan, but no amendment may, without shareholder approval, increase the aggregate number of shares that may be issued under the plan or change the class of eligible employees under the plan, nor may any amendment be adopted without shareholder approval if such approval is required in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934.

     In the event of any change in the Common Stock by reason of recapitalization, reclassification, stock split, stock dividend or like capital adjustment, the Stock Purchase Plan provides that the Board of Directors shall make appropriate adjustments in the aggregate number, class and kind of shares available for purchase under the plan. In the event of the dissolution, liquidation, merger, sale of assets or other reorganization of the Company, the Board shall determine whether to terminate the plan immediately, whether to permit purchases by employees then participating and on what basis, or whether to adjust the stock under the plan to securities of a successor corporation.

FEDERAL INCOME TAX CONSEQUENCES

     The Stock Purchase Plan is designed to qualify for federal income tax treatment under Section 423 of the Internal Revenue Code of 1986. No federal income tax consequences result from the availability of the opportunity to purchase or from the actual purchase of shares by employees under the plan. If an employee who purchases shares holds the shares for at least 18 months from the date of purchase, any gain on the eventual disposition of the sales, up to but not in excess of 15% of the fair market value of the shares on the first day of the offering period during which the shares were purchased, will be taxed as ordinary income and the balance of the gain will be treated as capital gain. The Company will not be entitled to any deduction under such circumstances. If, however, an employee disposes of the shares prior to the expiration of such holding period, any gain realized by the employee will be treated as compensation and taxed as ordinary income. The Company will be entitled to an income tax deduction under these circumstances in the amount of ordinary income recognized by the employee. This discussion of income tax consequences is based on federal tax laws and regulations as in effect on the date of this Proxy Statement and does not purport to be a complete description of the federal income tax aspects of the Stock Purchase Plan.

VOTE REQUIRED FOR APPROVAL

     Approval for the Stock Purchase Plan by the shareholders of the Company will require the affirmative vote of a majority of the shares of Common Stock present and represented at the Meeting.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE "FOR" AMENDMENT OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

     The following table sets forth certain summary information concerning the compensation earned by the Company's Chief Executive Officer and its four other most highly compensated executive officers (the "Named Executive Officers") whose salary and bonuses for fiscal 2000 exceeded $100,000 for services rendered to the Company and its subsidiaries in all capacities during the fiscal year. No executive who would otherwise have been includable in such table on the basis of salary and bonus earned for fiscal 2000 has resigned or otherwise terminated employment during fiscal 2000.


                                            SUMMARY COMPENSATION TABLE


                                              ANNUAL COMPENSATION (2)          STOCK OPTION
                                            -------------------------------     GRANTS (4)          ALL OTHER
NAME AND POSITION              YEAR (1)      SALARY     BONUS    OTHER (3)    (NO. OF SHARES)    COMPENSATION (5)
----------------------------   ----------   ---------- --------- ----------   ---------------    -----------------
Carlton J. Eibl (6)            2000         $ 421,654  $      --   $    --         90,000         $        --
   CHIEF EXECUTIVE OFFICER,    1999(s)         29,423         --        --        294,030               8,750
   PRESIDENT, DIRECTOR         1999                --         --        --         10,000              31,810

Richard D. Balanson (6)        2000         $ 240,192  $      --   $ 1,067        112,324         $        --
   VICE PRESIDENT              1999(s)         77,091         --        --        152,679                  --

John D. Werderman              2000         $ 221,154  $      --   $ 5,100          9,018         $    50,000
   VICE PRESIDENT              1999(s)         84,612         --     2,008         34,982                  --
                               1999           185,782     94,610     4,625         24,000              50,000
                               1998           170,160     68,065     4,350         12,000              17,598

Vickie L. Capps (6)            2000         $ 201,923  $      --   $ 1,708         63,750         $        --
   VICE PRESIDENT, FINANCE     1999(s)         84,615         --        --         56,520                  --
   & ADMINISTRATION AND        1999             3,846      1,865        --         90,000                  --
   CHIEF FINANCIAL OFFICER

Ted Toch (6)                   2000         $ 195,000  $  65,000   $ 5,100             --         $    77,334
   VICE PRESIDENT              1999(s)         82,227         --       808             --              12,343
                               1999           184,348    101,628       430         24,000              24,870
                               1998            10,096      8,413        --         80,000                  --
----------


(1) The year designated "2000" is the fiscal year ending December 31, 2000 ("fiscal 2000"). The year designated "1999(s)" is the five months ended December 31, 1999. The years designated "1999" and "1998" are the twelve months ended July 31, 1999 ("fiscal 1999") and July 31, 1998 ("fiscal 1998"), respectively.

(2) Amounts shown include cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers under the Company's 401(k) Savings Plan and Deferred Compensation Plan.

(3) Amounts in this column consist of matching contributions made by the Company under its 401(k) Plan. They do not include the dollar value of certain perquisites the recipient received as personal benefits. Although such amounts cannot be determined precisely, the Company has concluded that the aggregate amount thereof does not exceed as to any of the named executive officers the lesser of $50,000 and 10% of the total salary and bonus paid to such individual for fiscal 2000.

(4) Options shown in this column are options to purchase shares of common stock of Maxwell Technologies, Inc. granted under the Company's 1995 Stock Option Plan. In addition to Maxwell's stock option program, various subsidiaries of Maxwell also maintain employee stock option plans. During the years covered in this table, options were granted to individuals named in the table by PurePulse Technologies, Inc. ("PurePulse"), Maxwell Electronic Components Group, Inc. ("Electronic Components Group"), and I-Bus/Phoenix, Inc. ("I-Bus/Phoenix"), as follows: fiscal 1998 - Mr. Toch received options for 150,000 shares of PurePulse; five months ended December 31, 1999 - options for shares of Electronic Components Group were issued to Ms. Capps (6,491 shares) and Messrs. Balanson, Werderman and Toch (5,680 shares each); and fiscal 2000 - Mr. Werderman received options for 50,000 shares of I-Bus/Phoenix and Mr. Toch received options for 112,500 shares of PurePulse. For further information on these fiscal 2000 grants, see the table entitled "Option Grants in the Last Fiscal Year."

(5) For Mr. Eibl, the amounts in fiscal 1999 and the five months ended December 31, 1999 represent compensation received as a director of the Company prior to being named president and chief executive officer in November 1999. For Mr. Werderman, the fiscal 1999 amount is a loan from the Company made at point of hire, which was forgivable two years after Mr. Werderman's hire date during the fiscal year ended July 31, 1997. For Mr. Werderman, the amount for fiscal 1998 represents reimbursements for relocation expenses (including reimbursement of brokerage commissions on the sale of a residence), and the amount for fiscal 2000 represents a loan from the Company that was forgiven in that fiscal year. For Mr. Toch, the amounts for fiscal 1999 and the five months ended December 31, 1999 represent a housing allowance, and the sum for fiscal 2000 represents a housing allowance in the amount of $27,334 and a loan in the amount of $50,000 that was forgiven in fiscal 2000. During fiscal 2000, Mr. Toch received an award of 112,500 shares of restricted stock of PurePulse, which restricted shares vest evenly over a four-year period. No public trading market exists for these shares.

(6) Mr. Eibl was named chief executive officer and president in November 1999. Ms. Capps was hired as vice president, finance & administration and chief financial officer in fiscal 1999. Mr. Balanson was hired as a vice president in the five months ended December 31, 1999. Mr. Toch was hired as a vice president in fiscal 1998.

OPTION GRANTS IN LAST FISCAL YEAR

     As of mid-2000, key employees of I-Bus/Phoenix and PurePulse are eligible for option grants in their respective subsidiary plans and are not eligible for grants at the Maxwell level. Key corporate and Electronic Components Group employees are eligible for option grants at the Maxwell level, but not in any subsidiaries. The following table shows information on grants of options to purchase stock of the Company to the Named Executive Officers during fiscal 2000. Pursuant to Securities and Exchange Commission rules, the table also shows the value of the options at the end of the ten year option terms if the stock price were to appreciate annually by 5% and 10%, respectively. These assumed values may not reflect actual value at the times indicated.

                                                                                                   POTENTIAL REALIZABLE
                                               PERCENTAGE OF                                         VALUE AT ASSUMED
                                               TOTAL OPTIONS                                          ANNUAL RATES OF
                                               TO EMPLOYEES                                            STOCK PRICE
                                                IN FISCAL                                            APPRECIATION FOR
                                                YEAR ENDED        EXERCISE                             OPTION TERM
                               OPTIONS          DECEMBER 31,        PRICE          EXPIRATION     -----------------------
         NAME              GRANTED (1)(2)          2000          (PER SHARE)          DATE            5%          10%
-----------------------    ---------------    ---------------    -------------    ------------    ---------- ------------
Carlton J. Eibl                90,000               8.75%           $13.81        11/30/2010       $781,823  $ 1,981,293

Richard D. Balanson            37,324               3.63%           $10.88         1/17/2010       $255,267  $   646,898
                               75,000               7.30%           $13.81        11/30/2010        651,519    1,651,077

John D. Werderman               9,018               0.88%           $10.88         1/17/2010       $ 61,676  $   156,300

Vickie L. Capps                13,750               1.34%           $10.88         1/17/2010       $ 94,039  $   238,314
                               50,000               4.86%           $13.81        11/30/2010        434,346    1,100,718

Ted Toch                           --                 --                --                --             --           --
----------


(1) The options shown in the table are under the 1995 Stock Option Plan and are either incentive stock options or non-qualified stock options, granted at a purchase price no less than the fair market value of the underlying Company common stock based on the closing trading price of such stock on the date of grant. The increments in which the options are exercisable are determined by the committee that administers the plan.

(2) On December 1, 2000, Mr. Werderman received a grant of options to purchase 50,000 shares of common stock of I-Bus/Phoenix at an exercise price of $4.80 per share and on September 27, 2000, Mr. Toch received a grant of options to purchase 112,500 shares of common stock of PurePulse at an exercise price of $0.94 per share. These options expire ten years from the date of grant, and at the assumed annual rates of appreciation of 5% and 10%, they would have potential realizable value at the end of the option term of $150,935 and $382,498, respectively, for Mr. Werderman, and $66,500 and $168,540, respectively for Mr. Toch.

FISCAL YEAR END OPTION VALUES

     Shown below is information on each Named Executive Officer with respect to the value of stock options exercised by such person in fiscal 2000, measured in terms of the closing price of the Company's common stock on the date of exercise; and the value of unexercised options to purchase the Company's common stock held by such person, measured in terms of the closing price of the Company's common stock on December 31, 2000.

                                                                NUMBER OF UNEXERCISED           VALUE OF UNEXERCISED
                                                                    OPTIONS HELD AT            IN-THE-MONEY OPTIONS AT
                           SHARES ACQUIRED                       DECEMBER 31, 2000 (1)          DECEMBER 31, 2000 (1)
                             ON EXERCISE          VALUE       ---------------------------    ---------------------------
NAME                       (NO. OF SHARES)      REALIZED      EXERCISABLE  UNEXERCISABLE     EXERCISABLE  UNEXERCISABLE
-----------------------    ----------------    ------------   ------------ --------------    ------------ --------------
Carlton J. Eibl                 11,000            $19,938         78,633         304,397       $424,701   $ 1,427,939

Richard D. Balanson                 --                 --         45,803         219,200       $121,033   $   518,447

John D. Werderman                2,000            $15,000         53,494          54,506       $137,135   $   182,050

Vickie L. Capps                     --                 --         43,875         166,125       $100,204   $   354,925

Ted Toch                            --                 --         55,200          48,800             --            --
----------


(1) Does not include options to purchase shares of common stock in four of the Company's operating subsidiaries under the stock option plans of such subsidiaries. Ms. Capps holds options in Electronic Components Group for 6,491 shares, of which 1,622 shares were exercisable at December 31, 2000, and Messrs. Toch and Balanson each hold options in that subsidiary for 5,680 shares, of which 1,420 were exercisable at December 31, 2000. Mr. Toch holds options in PurePulse for 262,500 shares, of which 75,000 shares were exercisable at December 31, 2000. Mr. Werderman also holds options in PurePulse for 33,750 shares, all of which were exercisable at December 31, 2000, in Electronic Components Group for 30,680 shares, 26,420 of which are exercisable at December 31, 2000, in I-Bus/Phoenix for 200,000 shares, 150,000 of which were exercisable at December 31, 2000, and in Maxwell Technologies Systems Division, Inc., which is held for sale, for 50,000 shares, all of which were exercisable at December 31, 2000. No public market exists for the common stock of any of the Company's subsidiaries. For purposes of the above table, no value has been attributed to the subsidiary stock options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 2000, the Compensation Committee consisted of Messrs. Guyett, Lavigne and Rossi, and those directors serve as the current members of such committee. None of the members of the Compensation Committee served as an officer or employee of the Company or its subsidiaries during the past fiscal year, and there were no compensation committee interlocks with other companies within the meaning of the Securities and Exchange Commission's rules during the past fiscal year.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

     EMPLOYMENT CONTRACTS. In November 1999, the Company entered into an Employment Agreement with Carlton J. Eibl pursuant to which Mr. Eibl became the president and chief executive officer of the Company effective December 1, 1999. The agreement requires Mr. Eibl to perform duties associated with the office of chief executive of the Company plus other duties or positions as the board of directors may require. The agreement provides for a base salary of $425,000 per year, reviewed annually, with an annual bonus opportunity targeted at 100% of base salary, to be determined by the board of directors. Such bonus will be based on financial and non-financial performance targets set by the board of directors. The agreement provided for the grant of special, non-qualified options to purchase 294,030 shares of the Company's common stock at an exercise price of $8.75 per share, with monthly vesting over 48 months commencing in December 1999, as long as Mr. Eibl remains employed with the Company.

     Under the agreement, Mr. Eibl will become immediately vested in all of his options, and receive payments equal to twice his annual salary then in effect, in the event a "change of control" occurs and either his compensation or responsibilities are reduced or the Company's principal place of business is moved outside of San Diego County. A "change of control" is defined as the acquisition by a person or group of a majority of the Company's stock by direct purchase or through merger, the liquidation or sale of substantially all of the assets of the Company or a change in the majority of the members of the board of directors other than through membership changes determined by the board itself. If Mr. Eibl is terminated without cause prior to the second anniversary date of the agreement, he will be paid two times his annual base salary in effect on the date of termination and his stock options will continue to vest until the second anniversary date of his agreement. If the termination occurs after the second anniversary date of the agreement, he will receive the average of the total annual compensation (annual base salary plus bonuses earned) for the preceding two years. If Mr. Eibl voluntarily resigns or is terminated for cause, he will be paid only such salary and accrued vacation pay as is then due him.

     OTHER CHANGE-IN-CONTROL ARRANGEMENTS. In connection with the employment of Ms. Capps, the Company agreed that Ms. Capps will receive payment of base salary for one year in the event a "change of control" occurs and either her compensation or responsibilities are reduced or the Company's principal place of business is moved outside of San Diego County. A "change of control" is defined as the acquisition by a person or group of a majority of the Company's stock by direct purchase or through merger, the liquidation or sale of substantially all of the assets of the Company or a change in the majority of the members of the board of directors other than through membership changes determined by the board itself.

CERTAIN TRANSACTIONS

     In January 1999, the Company loaned Kenneth F. Potashner, its chairman and former chief executive officer, a total of $2,000,000 to assist in the payment of income taxes accruing on restricted stock previously granted to Mr. Potashner. The loan was evidenced by a full recourse promissory note, bearing interest at 5% per annum and was secured by the pledge of 50,000 shares of common stock of the Company. The loan, plus all accrued interest, was paid in full in January 2001.

     In August 1999, the Company loaned Richard Balanson, a vice president, a total of $120,000. As long as he remains employed by the Company, 50% of the loan is forgivable 18 months after Mr. Balanson's August 1999 hire date and the balance is forgivable 36 months after such date. Also, during fiscal 1999, Ms. Capps received a loan of $50,000 from the Company, which is forgivable if she remains employed until July 2001.

     On January 19, 2001, the Company borrowed $1,500,000 from Carl Eibl, its chief executive officer, bearing interest at 11%. The loan was repaid in March 2001.

OTHER PROGRAMS

     In January 2000, the board adopted, and the Company's shareholders subsequently approved, the Company's Management Equity Ownership Program. Under the Program, executive officers of the Company and other members of senior management selected by a Committee entered into full recourse loans from the Company to purchase shares of common stock of the Company. The loans bear interest and must be repaid in annual installments of principal and interest over a four-year period. Repayment of each loan is secured by the shares purchased with the loan proceeds. On February 1, 2000, loans in the total amount of $900,000, bearing interest at 6.56%, were made in connection with the purchase of shares directly from the Company by Carlton J. Eibl - 20,833 shares; Vickie L. Capps, Richard D. Balanson, Donald M. Roberts, and John D. Werderman - 8,333 shares each; and nine other members of management - a total of 20,830 shares. All of these purchases were made at the $12.00 per share closing price on the date of purchase.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing the cumulative total return to shareholders on the Company's Common Stock with the cumulative total return on the Nasdaq and the Russell 2000 Index over a sixty-five month period consisting of the Company's last five full fiscal years and the five-month period ending December 31, 1999. Also shown is a comparison to the cumulative total return for a group of companies formerly identified as a peer group. As discussed below, the Company believes that this peer group no longer represents a meaningful comparison for the Company, and the Company will substitute the Russell 2000 Index for future comparisons.

             COMPARISON OF SIXTY-FIVE MONTH CUMULATIVE TOTAL RETURN*
        AMONG MAXWELL TECHNOLOGIES, INC., THE NASDAQ STOCK MARKET INDEX,
                THE RUSSELL 2000 INDEX AND AN INDUSTRY PEER GROUP
 YEARS ENDING JULY 31, 1995-1999, THE FIVE-MONTH PERIOD ENDED DECEMBER 31, 1999
                      AND THE YEAR ENDED DECEMBER 31, 2000


                                                           Weighted Cumulative Total Return
                                        --------------------------------------------------------------------
                                          7/95      7/96      7/97      7/98     7/99      12/99     12/00
Peer Group Weighted Average:               100     80.46    108.47     82.99   109.84     255.04    134.04

MAXWELL TECHNOLOGIES, INC.              100.00    167.74    600.00    648.39   670.97     258.06    385.50
NASDAQ STOCK MARKET (U.S. & FOREIGN)    100.00    108.34    159.78    186.32   263.28     406.76    245.58
RUSSELL 2000                            100.00    106.91    142.61    145.91   156.72     178.79    156.29
ADAPTIVE BROADBAND CORP COM     ADAP    100.00     46.63     58.65     54.81    86.78     283.90     47.12
COHERENT INC COM                COHR    100.00    102.65    129.80     55.63    96.36     141.72    172.19
CUBIC CORP COM                  CUB     100.00    132.77    190.45    168.08   170.13     150.50    178.29
KAMAN CORP CL A                 KAMN_A  100.00     88.51    143.20    152.52   136.04     125.56    167.09
TITAN CORP COM                  TTN     100.00     47.44     55.13     58.48   109.90     486.51    167.10


     The peer group of companies listed above was selected at a time when a significant segment of the Company's business consisted of defense and other U.S. Government research and development. As a result of a restructuring program completed in fiscal 2000, the Company's continuing operations now consist primarily of the design and marketing of electronic components and power and computing systems to commercial customers. The Company believes that the Russell 2000 Index provides a more meaningful comparison for measuring our financial performance, and the peer group will not be included in future comparisons.

REPORT OF THE COMPENSATION COMMITTEE AND STOCK OPTION COMMITTEE ON EXECUTIVE COMPENSATION

     As described in more detail below, the Company's executive compensation consists of three principal components--base salary and annual incentive compensation as determined by the Compensation Committee of the Board of Directors and stock option awards as determined by the Stock Option Committee of the Board of Directors. During fiscal 2000, the Compensation Committee also acted as the Stock Option Committee.

     The compensation policies of the Company are designed to set its executive compensation, including salary and short-term and long-term incentive programs, at a level consistent with amounts paid to executive officers of companies of similar size and business orientation and consistent with marketplace requirements to attract and retain management personnel with the experience and background to drive the commercialization of the Company's technologies. In this regard, the compensation policies of the Company are particularly designed to link executive officer bonus compensation to the Company's performance in the short-term and to emphasize compensation from equity, primarily employee stock options, for long-term incentives.

     The Company's policy is to qualify executive compensation to be deductible under applicable provisions of the Internal Revenue Code of 1986. However, occasionally, in hiring a key individual such as the chief executive officer, one or another component of the compensation package may not fully qualify for deductibility under such provisions. Under those circumstances, the Board may conclude that inclusion of this element of compensation is an important factor in the Company's ability to secure the services of the particular individual and is therefore in the Company's best interest, notwithstanding the potential inability to deduct the particular component of compensation.

     The three principal components of the Company's executive compensation are as follows:

     (1) BASE SALARY. Base salary is intended to be set at a level consistent with amounts paid to executive officers of companies of comparable size and business areas and generally reflective of the performance of the Company and the individual. Salaries for executive officers are reviewed on an annual basis. Base salary and annual bonus incentive for Mr. Eibl in his capacity as President and Chief Executive Officer of the Company for fiscal 2000 and fiscal 2001 is set forth in his employment agreement described above.

     (2) ANNUAL INCENTIVE COMPENSATION. The annual cash incentive bonus program for executive officers is based on achieving performance targets for revenue and operating income. The Company underwent a substantial restructuring and reorganization in fiscal 2000, and only one executive officer received a bonus for that year. For fiscal 2001, the Compensation Committee adopted a bonus plan for executive officers similar to that in fiscal 2000, with a new range of revenue and operating income performance targets established.

     (3) LONG TERM INCENTIVE COMPENSATION/STOCK OPTIONS. The Company's long-term incentive program consists of a stock option program pursuant to which the Chief Executive Officer and other executive officers (as well as other key employees) are periodically granted stock options at the then fair market value of the Company's Common Stock. In addition, the Company has adopted employee stock option programs for the award of stock options to executives and other key employees in the Company's operating subsidiaries. These option programs are designed to reward and retain executive officers of subsidiaries in circumstances in which the Board believes that the most effective incentive program relates directly to the particular subsidiary rather than the Company as a whole.

                                        Dated: March 16, 2001

                                        COMPENSATION AND STOCK OPTION COMMITTEE

                                        Robert Guyett
                                        Jean Lavigne
                                        Mark Rossi

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Robert Guyett, a director of the company, bought a total of 4,000 shares of the Company's Common Stock in two separate transactions, both occurring on February 4, 2000. Such transactions were reported on Form 4 filed September 15, 2000. Pursuant to the rules under Section 16(a) of the Securities Exchange Act of 1934, this Form 4 was due by March 10, 2000.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     Ernst & Young LLP, independent auditors ("E&Y"), were the Company's auditors in fiscal 2000.

     The Company has engaged E&Y as its auditors for the current fiscal year; provided, however, that if E&Y shall decline to act or otherwise become incapable of acting, or if its engagement is otherwise terminated by the Board of Directors (none of which events are currently anticipated), the Board of Directors will appoint other auditors for the fiscal year.

     Representatives of E&Y will be present at the meeting with an opportunity to make a statement if they desire to do so and such representatives will be available to respond to appropriate questions from shareholders in attendance.

FEES TO INDEPENDENT AUDITORS

AUDIT FEES

     The aggregate fees incurred and payable to E&Y for professional services rendered in connection with the audit of the Company's consolidated financial statements for the year ended December 31, 2000, including reviews of the Company's interim consolidated financial statements included in its Quarterly Reports on Form 10-Q during calendar year 2000, were approximately $250,000.

AUDIT RELATED FEES

     The aggregate fees incurred and payable to E&Y for professional services rendered in connection with registration statements, statutory audits and the audit of the Company's 401(k) Plan during calendar year 2000 were approximately $105,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     E&Y did not render any professional services during calendar year 2000 in connection with Financial Information Systems Design and Implementation.

ALL OTHER FEES

     The aggregate fees incurred and payable to E&Y for all professional services rendered during calendar year 2000 except for Audit Fees and Audit Related Fees were approximately $100,000.

                              SHAREHOLDER PROPOSALS

     Shareholders may present proposals for inclusion in the proxy statement and form of proxy to be used in connection with the 2002 Annual Meeting of Shareholders of the Company, provided such proposals are received by the Company no later than December 1, 2001 and are otherwise in compliance with applicable laws and regulations. If a shareholder notifies the Company in writing prior to March 1, 2002, that he or she intends to present a proposal at the Company's 2002 Annual Meeting of Shareholders, the proxyholders designated by the Board of Directors may exercise their discretionary voting authority with regard to the shareholder's proposal only if the Company's proxy statement discloses the nature of the shareholder's proposal and the proxyholder's intentions with respect to the proposal. If the shareholder does not notify the Company by such date, the proxyholders may exercise their discretionary voting authority with respect to the proposal without such discussion in the proxy statement.

                                 OTHER BUSINESS

     The Board of Directors does not intend to present any other business at the meeting and knows of no other matters which will be presented at the meeting.

                                              By Order of the Board of Directors

                                              Donald M. Roberts
                                              Secretary



Dated: March 20, 2001

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

                                     ANNEX A

                           MAXWELL TECHNOLOGIES, INC.
                             AUDIT COMMITTEE CHARTER

PURPOSE

     The Audit Committee (the "Audit Committee") is appointed by the Board of Directors (the "Board") to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

     The Company's independent auditor is accountable to the Audit Committee and the Board, as representatives of the Company's stockholders. The Audit Committee and the Board have the ultimate authority to select, evaluate and, where appropriate, replace the independent auditor.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

COMPOSITION AND MEETINGS

     The Audit Committee shall have a minimum of three directors who meet the independence and experience requirements of the NASD. Each member of the Audit Committee shall be able to read and understand fundamental financial statements and at least one member of the committee shall have past employment which results in that member's financial sophistication. The members of the Audit Committee shall be appointed by the Board.

     The Audit Committee shall meet as frequently as circumstances require. The Audit Committee shall meet at least annually, and more often as warranted, with the Company's chief financial officer, the senior internal auditing executive, if one has been appointed, and the independent auditor in separate executive sessions to discuss any matters that the Audit Committee or each of these parties believes should be discussed privately.

ATTENDANCE

     Audit Committee members will strive to be present at all meetings. As necessary or desirable, the Audit Committee Chair may request that members of management and representatives of the independent accountants be present at Committee meetings.

RESPONSIBILITIES

     The Audit Committee's responsibility is oversight, and it recognizes that the Company's management is responsible for preparing the Company's financial statements. Additionally, the Board of Directors recognizes that the Company's management (including the financial staff and internal audit staff, if any), as well as the independent auditor, have more knowledge and specific information about the Company and its financial statements and performance than do the members of the Audit Committee; consequently, in carrying out its oversight responsibilities the Audit Committee shall not be charged with, and is not providing, any expert or special assurances as to the Company's financial statements or any professional certification as to the independent auditor's work.

SPECIFIC FUNCTIONS

     The following functions shall be the recurring activities of the Audit Committee in carrying out its oversight responsibility. These functions are set forth as a guide with the understanding that the Audit Committee may diverge from this guide as appropriate given the circumstances.

     The Audit Committee shall:

     1. Make regular reports to the Board.

     2. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Charter will be included as an appendix to the annual stockholders' meeting proxy statement once every three years or in the next annual stockholders' meeting proxy statement after any significant amendment to the Charter.

     3. Prepare the "audit committee report" required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     4. Review the Company's annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

     5. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

     6. Have a predetermined arrangement with the independent accountants that they will advise the Audit Committee Chair and management of the Company of any matters that the Audit Committee should be aware of which are identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-Q.

     7. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

     8. Recommend to the Board the appointment of the independent auditor, which firm shall be ultimately accountable to the Audit Committee and the Board.

     9. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independent Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to oversee the independence of the independent auditor.

     10. Evaluate, together with the Board and management, the performance of the independent auditor and make recommendations to the Board, if necessary, to replace the independent auditor.

     11. Approve the fees to be paid to the independent auditor.

     12. Review with the independent auditor the planning and scope of the audit.

     13. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     14. Review with the independent auditor any problems or difficulties the auditor may have encountered during the audit and any management letter provided by the auditor and the Company's response to that letter. Such review may include:

         a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

         b) Any changes required in the planned scope of the audit.

     15. Review any appointment or replacement of a senior internal auditing executive.

     16. Review any significant reports to management prepared by any Company internal auditing staff and management's responses.

     17. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     18. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

     19. Review with the Company's legal counsel any legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

                           MAXWELL TECHNOLOGIES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS

The undersigned shareholder of MAXWELL TECHNOLOGIES, INC. hereby appoints Carlton J. Eibl and Donald M. Roberts and each of them with full power of substitution to each, proxies of the undersigned to represent the undersigned at the 2001 Annual Meeting of Shareholders of MAXWELL TECHNOLOGIES, INC. to be held on April 27, 2001, at 10:00 A.M., local time, at the Mission Valley Marriott, 8757 Rio San Diego Drive, San Diego, California and at any adjournment(s) thereof, with all power, including voting rights, which the undersigned would possess if personally present at said meeting on the matters set forth on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE AND FOR PROPOSAL (2).

The proxies (or, if only one, then that one proxy) or their substitutes acting at the meeting may exercise all powers hereby conferred.

The undersigned hereby revokes any prior proxy and ratifies and confirms all that the above-named proxies or their substitutes, and each of them, shall lawfully do or cause to be done by virtue hereof.

The undersigned hereby acknowledges receipt of the Notice of the 2001 Annual Meeting of Shareholders and accompanying Proxy Statement dated March 20, 2001.

                            - FOLD AND DETACH HERE -

Please mark your votes as indicated in this example /X/

1. To elect Mark Rossi and Jean Lavigne as directors of the Company in Class II, to serve until 2004 annual meeting of shareholders and until their successors shall have been duly elected and qualified.

FOR  / /            WITHHELD FOR ALL / /

2. To consider and approve an amendment to the Company's Employee
Stock Purchase Plan to increase the maximum number of shares reserved for purchase thereunder by 250,000 shares.

FOR  / /      AGAINST  / /     ABSTAIN  / /

3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereafter.

Signature ____________________ Signature ______________________ Date __________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                          - FOLD AND DETACH HERE -